Roundhill COIN WeeklyPay ETF
Schedule of Investments
March 31, 2025 (Unaudited)

COMMON STOCKS - 12.3%	Shares	Value
Diversified Financial Services - 12.3%
Coinbase Global, Inc. - Class A (a)	1,390	$239,400
TOTAL COMMON STOCKS (Cost $304,905)		239,400

SHORT-TERM INVESTMENTS - 4.6%		Value
Money Market Funds - 4.6%	Shares
First American Government Obligations Fund - Class X, 4.27% (b)	88,934	88,934
TOTAL SHORT-TERM INVESTMENTS (Cost $88,934)		88,934

TOTAL INVESTMENTS - 16.9% (Cost $393,839)		328,334
Other Assets in Excess of Liabilities - 83.1%		1,619,035
TOTAL NET ASSETS - 100.0%		$1,947,369
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.

Roundhill COIN WeeklyPay ETF
Schedule of Total Return Swap Contracts
March 31, 2025 (Unaudited)

Reference Entity	Counterparty	Pay/ Receive Reference Entity	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Coinbase Global, Inc.	Nomura Securities International, Inc.	Receive	OBFR + 2.75%	Termination	03/19/2026	$2,595,294	$(502,480)
Net Unrealized Appreciation (Depreciation)							$(502,480)

There are no upfront payments or receipts associated with total return swaps in the Fund as of March 31, 2025.

OBFR - Overnight Bank Funding Rate was 4.33% as of March 31, 2025.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

Roundhill COIN WeeklyPay ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$239,400	$–	$–	$239,400
Money Market Funds	88,934	–	–	88,934
Total Investments	$328,334	$–	$–	$328,334

Liabilities:
Other Financial Instruments:
Total Return Swaps*	(502,480)	–	–	(502,480)
Total Other Financial Instruments	$(502,480)	$–	$–	$(502,480)

* The fair value of the Fund's investment represents the net unrealized appreciation (depreciation) as of March 31, 2025.

Refer to the Schedule of Investments for further disaggregation of investment categories.